Exhibit 99.1

TODCO Monthly Rig Status Report as of December 2, 2005

					Contract (2)		Est. Duration (2)

	Rig Name	Rig Type	Status (1)	Customer	Type	Dayrate ($000s)	Days	Date	Comments

US Inland Barges
1	Rig 01	Conv - 2000 hp	Reactivating	Swift Energy Company	term	High $20s	365	02/12/07	Anticipated start February 2006
2	Rig 07	Posted - 2000 hp	Cold Stacked 03/02
3	Rig 09	Posted - 2000 hp	Operating	Boss Exploration	term	Low $30s	68	02/08/06
4	Rig 10	Posted - 2000 hp	Cold Stacked 03/02
5	Rig 11	Conv - 3000 hp, TDr	Operating	Denbury Onshore LLC	one well	High $20s	13	12/15/05
6	Rig 15	Conv - 2000 hp	Operating	Swift Energy Company	term	Mid $20s	149	04/30/06
7	Rig 17	Posted - 3000 hp, TD	Contract Preparation	ExxonMobil	term	High $20s	29	12/31/05	LOI for 140 days with ExxonMobil
8	Rig 19	Conv - 1000 hp	Operating	Swift Energy Company	term	Low $20s	149	04/30/06
9	Rig 20	Conv - 1000 hp	Cold Stacked 09/03
10	Rig 21	Conv - 1500 hp	Cold Stacked 07/99
11	Rig 23	Conv - 1000 hp	Cold Stacked 03/02
12	Rig 27	Posted - 3000 hp, TD	Operating	McMoRan Exploration	one well one well	Mid $30s Mid $30s	44 60	01/15/06 03/16/06
13	Rig 28	Conv - 3000 hp	Operating	Swift Energy Company	term	Mid $20s	85	02/25/06
14	Rig 29	Conv - 3000 hp, TD	Operating	Petroquest Energy, L.L.C.	one well	Low $30s	32	01/03/06
15	Rig 30	Conv - 3000 hp	Cold Stacked 03/02
16	Rig 31	Conv - 3000 hp	Cold Stacked 03/02
17	Rig 32	Conv - 3000 hp	Cold Stacked 12/03
18	Rig 41	Posted - 3000 hp, TD	Operating	Castex Energy	term	High $20s	51	01/22/06
19	Rig 46	Posted - 3000 hp, TDr	Operating	ADTI	one well	Mid $30s	89	03/01/06
20	Rig 47	Posted - 3000 hp	Cold Stacked 02/98
21	Rig 48	Posted - 3000 hp, TD	Operating	McMoran Exploration	one well	High $30s	54	01/25/06
22	Rig 49	Posted - 3000 hp	Reactivating	Erskine Energy	term	Mid $30s	180	06/08/06	Anticipated start December 2005
23	Rig 52	Posted - 2000 hp, TD	Operating	Davis Petroleum Corp	term	Low $30s	364	12/01/06
24	Rig 55	Posted - 3000 hp, TD	Operating	Tellus Operating Group, L.L.C.	one well	Low $30s	32	01/03/06
				ADTI	one well	Mid $30s	35	02/07/06
25	Rig 57	Posted - 2000 hp	Operating	Petro-Hunt L.L.C.	one well	High $20s	30	01/01/06
				Shipyard			7	01/08/06
26	Rig 61	Posted - 3000 hp	Cold Stacked 02/98
27	Rig 64	Posted - 3000 hp, TD	Operating	Forest Oil Corporation	one well	Low $30s	85	02/25/06
						Average	113	days

TODCO Monthly Rig Status Report as of December 2, 2005

					Contract (2)		Est. Duration (2)

	Rig Name	Rig Type	Status (1)	Customer	Type	Dayrate ($000s)	Days	Date	Comments

US Gulf of Mexico
1	THE 75	Submersible, TD	Shipyard Operating	Spinnaker Exploration			22	12/24/05	Began October 24
					term	Mid $50s	112	04/15/06
2	THE 77	Submersible	Reactivating	McMoran Exploration	term	Mid $80s	270	01/07/07	Anticipated start April 2006
3	THE 78	Submersible	Reactivating	Woodside Energy (USA), Inc.	term	Mid $70s	180	10/11/06	Anticipated start April 2006
4	THE 150	150’ - ILC, TD	Operating	Tana Exploration Company Arena	one well	Mid $60s	1	12/03/05
					one well	Low $80s	30	01/02/06
5	THE 152	150’ - MC, TD	Operating	Sabco Exploration	one well	High $50s	6	12/08/05
					one well	Mid $60s	15	12/23/05
				Royal Production	one well	Low $80s	15	01/07/06
					one well	Low $80s	15	01/22/06
6	THE 153	150’ - MC	Cold Stacked 07/01
7	THE 155	150’ - ILC	Cold Stacked 07/01
9	THE 191	160’ - MS	Cold Stacked 08/01
10	THE 200	200’ - MC, TD	Operating	Hunt Petroleum (AEC), Inc.	two wells	Mid $60s	49	01/20/06
				Forest Oil Corporation	one well	Low $90s	35	02/24/06
11	THE 201	200’ - MC, TD	Operating	Gryphon Exploration Co. Woodside Energy (USA), Inc.	one well	Low $60s	13	12/15/05
					term	Low $80s	180	06/13/06	Rate adjusts each calendar month
12	THE 202	200’ - MC, TD	Assessing Damage						Jacking incident November 24
13	THE 203	200’ - MC, TD	Operating	Marlin Energy	one well	High $50s	8	12/10/05
				ADTI	one well	Mid $60s	30	01/09/06
14	THE 204	200’ - MC, TD	Operating	Novus Louisiana L.L.C.	one well	Mid $50s	18	12/20/05
15	THE 207	200’ - MC, TD	Operating	ATP O&G	one well	Low $60s	1	12/03/05
				Black Pool Energy	one well	Mid $60s	30	01/02/06
16	THE 250	250’ - MS, TD	Operating	McMoran Exploration	one well	Low $80s	22	12/24/05
				Woodside Energy (USA), Inc.	term	High $70s	180	06/22/06	Rate adjusts each calendar month
17	THE 251	250’ - MS, TD	Operating	ADTI	one well	Mid $50s	7	12/09/05
				Tana Exploration Company	term	Mid $50s	108	03/27/06
18	THE 252	250’ - MS	Cold Stacked 11/01
19	THE 253	250’ - MS	Shipyard Operating				29	12/31/05	Scheduled maintenance
				Tana Exploration Company	term	Mid $60s	180	06/29/06
20	THE 254	250’ - MS	Cold Stacked 07/01
21	THE 255	250’ - MS	Cold Stacked 07/01
22	THE 256	250’ - MS	Cold Stacked 03/99
						Average	117	days

TODCO Monthly Rig Status Report as of December 2, 2005

					Contract (2)		Est. Duration (2)

	Rig Name	Rig Type	Status (1)	Customer	Type	Dayrate ($000s)	Days	Date	Comments

Mexico
1	THE 205	200’ - MC, TD	Operating	PEMEX	term	High $30s	341	11/08/06
2	THE 206	200’ - MC, TD	Operating	PEMEX	term	Mid $60s	615	06/24/07
3	Platform 3	Platform, TD	Operating	PEMEX	term	High $20s	878	04/28/08
						Average	611	days
Trinidad
1	THE 110	100’ - MC, TD	Operating	Trinmar	term	Mid $20s	137	04/18/06
2	THE 208	200’ - MC	Cold Stacked 03/02
3	Cliffs #36	2000 hp, TD	Operating	Talisman Trinidad	term	Low $20s	276	09/04/06
						Average	207	days
Angola
1	THE 185	120’ - ILC, TD	Operating	Angola Drilling Company Ltd	term	High $50s	625	08/19/07
						Average	625	days
Colombia
1	THE 156	150’ - ILC, TD	Shipyard/Mobilization	Chevron Texaco			13	12/15/05	Began October 16
			Operating	Chevron Texaco	three wells	Low $60s	130	04/24/06
						Average	130	days
Venezuela
1	Rig #26	750 hp	Stacked
2	Rig #27	900 hp	Stacked
3	Cliffs #37	2000 hp	Stacked
4	Cliffs #40	2000 hp, TDr	Operating	PDVSA	term	Low $20s	12	12/14/05	7 month LOI w/ PDVSA - Mid $20s
5	Cliffs #42	2000 hp, TDr	Operating	PDVSA	term	Low $20s	29	12/31/05	7 month LOI w/ PDVSA - Mid $20s
6	Cliffs #43	2000 hp	Reactivating	PDVSA	term	Mid $20s	210	07/23/06	Anticipated start December 2005
7	Cliffs #54	3000 hp, TD	Operating	PDVSA	one well	Low $20s	30	01/01/06
8	Cliffs #55	3000 hp, TD	Operating	PDVSA	term	Low $30s	332	10/30/06
						Average	123	days

(1)

Rigs described as “operating” are under contract while rigs described as “warm stacked” are not under contract but generally are ready for service. Rigs described as “cold stacked” are not actively marketed, normally require the hiring of an entire crew and require a maintenance review and refurbishment before they can function as a drilling rig.

(2)

Contract dayrates shown in the table above are contract operating dayrates. These rates do not include lump sum amounts reimbursable from the client for mobilization costs or bonuses that are considered revenue under generally accepted accounting principles. Estimated contract duration is an estimate based on current belief by our customer as to the remaining days to complete the project.

Forward-looking Statement:

The information in this report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include comments pertaining to estimated contract duration and dayrates. Such statements are subject to risks, uncertainites and assumptions, including but not limited to early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts or projects earlier than expected, operating hazards and other factors described in TODCO’s Annual Report on Form 10-K filed on March 15, 2005 and other filings with the Securities and Exchange Commission (SEC), which are available free of charge on the SEC’s website at www.sec.gov. TODCO cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.